Exhibit 10.64

THIS WARRANT AND THE UNDERLYING SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS OR UNLESS OFFERED, SOLD, PLEDGED, HYPOTHECATED OR TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS. THE COMPANY SHALL BE ENTITLED TO REQUIRE AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED TO THE EXTENT THAT AN OPINION IS REQUIRED PURSUANT TO THE AGREEMENT UNDER WHICH THE SECURITIES WERE ISSUED.

GADSDEN GROWTH PROPERTIES, INC.

FORM OF WARRANT

WARRANT #[    ] TO PURCHASE [           ] SHARES OF COMMON STOCK

_________ ___, 2[    ]

THIS CERTIFIES that, for value received, [ name ], its successors and permitted assigns (the “Holder”), is entitled, upon the terms and subject to the conditions hereinafter set forth, to subscribe for and purchase from Gadsden Growth Properties, Inc., a Maryland corporation with principal offices at 15150 Hayden Rd., Scottsdale, AZ 85260 (the “Company”), together with its successors and assigns including, without limitation, any entity in to which the Company may convert, [           ] Shares of the Company stock listed for trading (the “Securities”), at the Exercise Price (defined below), subject to the provisions and upon the terms and conditions hereinafter set forth.

As used herein, the term “Exercise Price” shall mean $0.01 per Security, subject to adjustment pursuant to Section 3 below. As used herein the term “Exercise Period” shall mean the period commencing on the date of issuance and ending on the earlier of (i) seven (7) years from such date or (ii) the closing of a Merger Event (as defined below).

1.            Method of Exercise; Payment.

(a)       Cash Exercise. The purchase rights represented by this Warrant to purchase Securities (this “Warrant”) may be exercised by the Holder, in whole or in part, at any time during the Exercise Period by: (i) the surrender of this Warrant (with the notice of exercise form (the “Notice of Exercise”) attached hereto as Exhibit A duly executed) at the principal office of the Company; and (ii) by the payment to the Company of an amount equal to the Exercise Price multiplied by the number of Securities being purchased, which amount may be paid, at the election of the Holder, by wire transfer or certified check payable to the order of the Company. The person or persons in whose name(s) any certificate(s) representing Securities shall be issuable upon exercise of this Warrant shall be deemed to have become the holder(s) of record of, and shall be treated for all purposes as the record holder(s) of, the Securities represented thereby (and such Securities shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which this Warrant is exercised.

(b)       Net Issue Exercise. In lieu of exercising this Warrant pursuant to Section 1(a) hereof, the Holder may elect, in whole or in part, from time to time, on or after the date hereof during the Exercise Period to receive a number of Securities equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company, together with a Notice of Exercise pursuant to which the provisions of this Section 1(b) are elected. In such event, the Company shall issue to the Holder a number of Securities computed using the following formula:

X = Y*(A-B)
A

Where    X             =          the number of Securities to be issued to the Holder.

Y             =          the number of Securities subject to this warrant that are being exercised.

A             =          the Fair Value of one Security.

B             =          the Exercise Price (as adjusted to the date of such calculation).

(c)         Fair Value. For purposes of this Section 1, the fair value of the Securities shall mean:

(i)            if the Securities are traded on a United States or foreign securities exchange, the volume-weighted average of the price over the ten (10) trading day period prior to the surrender of this Warrant for exercise in accordance with the terms hereof;

(ii)           if the Securities are actively traded over-the counter, the average of the closing bid and asked prices quoted on the Bloomberg (or similar system) each day over the ten (10) trading day period prior to the surrender of this Warrant for exercise in accordance with the terms hereof;

(iii)          if this Warrant is being exercised in conjunction with a public offering of the Company's Securities, the per Security price to the public pursuant to such public offering; or

(iv)          if at any time the Securities are not listed on any United States or foreign securities exchange or quoted in the over-the-counter market, then as determined by the board of directors of the Company in good faith.

(v)           In the event that, upon the Expiration Date, the Fair Value of Security is greater than the Exercise Price in effect on such date, then this Warrant shall automatically be deemed on and as of such date to be exercised as to all Securities for which it shall not previously have been exercised, and the Company shall promptly deliver a certificate representing the Securities issued upon such conversion to the Holder.

(d)       Certificates. In the event of any exercise of the rights represented by this Warrant (whether pursuant to Section 1(a) or 1(b)), if the Securities are certificated, certificates for the Securities so purchased shall be delivered to the Holder and, unless this Warrant has been fully exercised, a new Warrant representing the Securities with respect to which this Warrant shall not have been exercised shall also be issued to the Holder within such time.

2.            Stock Fully Paid; Reservation of Securities. All of the Securities issuable upon the exercise of the rights represented by this Warrant will, upon issuance and receipt of the Exercise Price therefor, be fully paid and free from all preemptive rights, rights of first refusal or first offer, taxes, liens and charges with respect to the issuance thereof. During such time as this Warrant remains outstanding and exercisable, the Company shall at all times have authorized and reserved for issuance sufficient Securities for issuance upon exercise in full of this Warrant.

3.           Adjustment of Exercise Price and Number of Securities. The number and kind of Securities purchasable upon the exercise of this Warrant and the Exercise Price therefor shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

(a)       [intentionally omitted]

(b)       Stock Splits, Dividends and Combinations. In the event that the Company shall at any time subdivide the outstanding Securities, or shall issue a dividend on its outstanding Securities, the number of Securities issuable upon exercise of this Warrant immediately prior to such subdivision or issuance of such dividend shall be proportionately increased, and the Exercise Price shall be proportionately decreased, and in the event that the Company shall at any time combine the outstanding Securities, the number of Securities issuable upon exercise of this Warrant immediately prior to such combination shall be proportionately decreased, and the Exercise Price shall be proportionately increased, effective at the close of business on the date of such subdivision, dividend or combination, as the case may be.

(c)       Recapitalizations. If at any time or from time to time there shall be a recapitalization of the Securities (other than a subdivision, combination or merger or sale of assets transaction provided for elsewhere in this Section 3), provision shall be made so that the Holder of this Warrant will thereafter be entitled to receive upon exercise of this Warrant the number of securities or property of the Company to which a holder of Securities would have been entitled on such recapitalization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 3 with respect to the rights of the Holder of this Warrant after the recapitalization to the end that the provisions of this Section 3 (including adjustment of the Exercise Price then in effect and the number of Securities issuable upon exercise of this Warrant) shall be applicable after that event in as nearly an equivalent manner as may be practicable.

(d)       Merger. If at any time there is to occur (a) the acquisition of the Company by another entity by means of any transaction or series of related transactions (including, without limitation, any acquisition of equity securities, reorganization, merger or consolidation but excluding any sale of equity securities for capital raising purposes) other than a transaction or series of transactions in which the holders of the voting securities of the Company outstanding immediately prior to such transaction continue to retain (either by such voting securities remaining outstanding or by such voting securities being converted into voting securities of the surviving entity), more than fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such transaction or series of transactions; or (b) a sale of all or substantially all of the assets of the Company (each, a “Merger Event”), then at least ten (10) days prior to the anticipated closing of such Merger Event, the Company shall give written notice thereof to the Holder at the address of such Holder as shown on the books of the Company, which notice shall provide reasonable details of the anticipated Merger Event. Any written notice by the Company required or permitted hereunder shall be given by hand delivery or first-class mail, postage prepaid, addressed to the Holder at the address shown on the books of the Company for the Holder.

(e)       Notices. Upon any adjustment of the Exercise Price and any increase or decrease in the number of Securities purchasable upon the exercise of this Warrant in accordance with Section 3 hereof, then, and in each such case, the Company shall give written notice thereof to the Holder at the address of such Holder as shown on the books of the Company, which notice shall state the Exercise Price as adjusted and, if applicable, the increased or decreased number of Securities purchasable upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation of each. Any written notice by the Company required or permitted hereunder shall be given by hand delivery or first-class mail, postage prepaid, addressed to the Holder at the address shown on the books of the Company for the Holder.

4.            Fractional Securities. No fractional Securities will be issued in connection with any exercise hereunder, but in lieu of such fractional Securities the Company shall make a cash payment therefor upon the basis of $10.00/share, as adjusted pursuant to Section 3.

5.            Rights of Members or Stockholders.

(a)       Nothing contained herein shall confer upon the Holder any of the rights of a member or stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to members or stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of equity securities, reclassification of equity securities, change of par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised and the Securities purchasable upon the exercise hereof shall have been issued.

(b)       The Securities issued upon exercise of this Warrants shall be entitled to the rights, preferences and privileges assigned to such Securities under the terms of the Company’s Articles of Incorporation and its bylaws as in effect on the date of this Warrant and as amended from time to time.

6.            Rule 144 Information.

From and after the date that is one year after the date of this Warrant, the Company covenants that it will use its reasonable best efforts to timely file all reports and other documents required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations promulgated by the SEC thereunder (or, if the Company is not required to file such reports, it will, upon the request of any Holder, make publicly available such information as necessary to permit sales pursuant to Rule 144 under the Securities Act), and it will use reasonable best efforts to take such further action as any Holder may reasonably request, in each case to the extent required from time to time to enable such holder to, if permitted by the terms of this Warrant and the Purchase Agreement, sell this Warrant without registration under the Securities Act within the limitation of the exemptions provided by (A) Rule 144 under the Securities Act, as such rule may be amended from time to time, or (B) any successor rule or regulation hereafter adopted by the SEC. Upon the written request of any Holder, the Company will deliver to such Holder a written statement that it has complied with such requirements.

7.            Representations, Warranties of The Holder

The Holder represents and warrants to the Company as follows:

(a)       Purchase for Own Account. This Warrant and the securities to be acquired upon exercise of this Warrant by Holder are being acquired for investment for Holder’s account, not as a nominee or agent, and not with a view to the public resale or distribution within the meaning of the Act. Holder also represents that it has not been formed for the specific purpose of acquiring this Warrant or the Shares.

(b)       Disclosure of Information. Holder is aware of the Company’s business affairs and financial condition and has received or has had full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the acquisition of this Warrant and its underlying securities. Holder further has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of this Warrant and its underlying securities and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to Holder or to which Holder has access.

(c)       Investment Experience. Holder understands that the purchase of this Warrant and its underlying securities involves substantial risk. Holder has experience as an investor in securities of companies in the development stage and acknowledges that Holder can bear the economic risk of such Holder’s investment in this Warrant and its underlying securities and has such knowledge and experience in financial or business matters that Holder is capable of evaluating the merits and risks of its investment in this Warrant and its underlying securities and/or has a preexisting personal or business relationship with the Company and certain of its officers, directors or controlling persons of a nature and duration that enables Holder to be aware of the character, business acumen and financial circumstances of such persons.

(d)       Accredited Investor Status. Holder is an “accredited investor” within the meaning of Regulation D promulgated under the Act.

(e)       The Act. Holder understands that this Warrant and the Shares issuable upon exercise hereof have not been registered under the Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the Holder’s investment intent as expressed herein. Holder understands that this Warrant and the Shares issued upon any exercise hereof must be held indefinitely unless subsequently registered under the Act and qualified under applicable state securities laws, or unless exemption from such registration and qualification are otherwise available. Holder is aware of the provisions of Rule 144 promulgated under the Act.

8.           Miscellaneous.

(a)       This Warrant shall be governed by and construed in accordance with the internal laws of the State of New York, without regard to its principles of conflict of laws.

(b)       The terms of this Warrant shall be binding upon and shall inure to the benefit of any successors or permitted assigns of the Company or the Holder.

(c)       Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, the Company, at its expense, will execute and deliver to the holder of record, in lieu thereof, a new Warrant of like date and tenor.

(d)       This Warrant and any provision hereof may be amended, waived or terminated only by an instrument in writing signed by the Company and the Holder.

(e)       This Warrant may be executed in counterparts, each of which when so executed shall be deemed an original, but both of which when taken together shall constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, each of the Company and the Holder has executed this Warrant as of the date first written above.

COMPANY:

GADSDEN GROWTH PROPERTIES, INC.

By:
Name: John Hartman
Title: Chief Executive Officer

HOLDER:

[ ]

By:
Name:
Title:

EXHIBIT A
NOTICE OF EXERCISE

TO:	Gadsden Growth Properties, Inc.
Attention: Chief Executive Officer

Alternatives: Choose either 1(a) or 1(b).

1(a).        The undersigned hereby elects to purchase _______________ (leave blank if you choose alternative No. 1(b) below) Securities pursuant to the terms of this Warrant, and tenders herewith payment of the purchase price of such Securities in full.

1(b).        In lieu of exercising the attached Warrant for cash or check, the undersigned hereby elects to effect the net issuance provision of Section 1(b) of this Warrant and receive ____________ (leave blank if you choose Alternative No. 1(a) above) Securities pursuant to the terms of this Warrant. (Initial here if the undersigned elects this alternative) ______________.

2.             Please issue a certificate or certificates representing said Securities in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)

By:

Name:
(please print)

Title:

Date: